
D/XYZ
The Destiny Tech 100
Get early access to an exchange-listed fund invested in game-changing private companies.

D/XYZ

Pronounced Destiny

CLAIM YOUR SHARE

Sign up below to claim your free Destiny Tech100 share 🦄✨

The Destiny Tech100 will be an exchange-listed portfolio of 100 of the top private tech companies. Current holdings include SpaceX, OpenAI, Discord, and Stripe.

Anyone can invest through a brokerage account when the fund lists on the NYSE in March, under the ticker DXYZ.

GET IT NOW

d.xyz **join us**

By using this website, you accept our Terms of Use and Privacy Policy. Destiny is available only to residents of the United States. Nothing on this website should be considered an offer, solicitation of an offer, or advice to buy or sell securities. Past performance is no guarantee of future results. Any historical returns, expected returns or probability projections are hypothetical in nature and may not reflect actual future performance. Account holdings are for illustrative purposes only and are not investment recommendations.

The advertisement herein has been provided in exchange for compensation by Destiny XYZ Inc., of which Destiny Advisors LLC is a wholly owned subsidiary (collectively, "Destiny"). Brave Software, Inc. is not a current investor in a fund managed by Destiny. No material conflicts of interest have been identified as a result of the relationship between Destiny and Brave Software, Inc.

No information, including reference to a fund or funds managed by Destiny, provided herein and no endorsement or testimonial on behalf of Destiny should be interpreted as a recommendation to purchase or sell any securities.

The content on this website is for informational purposes only and does not constitute a comprehensive description of Destiny's services.

Disclosures & Legal Information